UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 3, 2007
(Date of earliest event reported)

vFINANCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11454	58-1974423
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

3010 North Military Trail
Suite 300
Boca Raton, Florida 33431
(Address of Principal Executive Offices)

(561) 981-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 3, 2007, vFinance, Inc. issued a press release announcing its results of operations for the year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01  Financial Statements And Exhibits.

(c)	Exhibits.

99.1	Press release issued by vFinance, Inc. on April 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

vFINANCE, INC.

By:	/s/ Leonard J. Sokolow
Name: Leonard J. Sokolow
Title: Chief Executive Officer

Date: April 5, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by vFinance, Inc. on April 3, 2007.